UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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Form 8-K
Current Report
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Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

May 26, 2016
Date of Report (Date of earliest event reported)

BB&T Corporation
(Exact name of registrant as specified in its charter)

Commission File Number: 1-10853
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North Carolina	56-0939887
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification No.)

200 West Second Street
Winston-Salem, North Carolina	27101
(Address of principal executive offices)	(Zip Code)
(336) 733-2000
(Registrant's telephone number, including area code)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers;
On May 26, 2016, BB&T Corporation announced that Ricky K. Brown, Senior Executive Vice President and President, Community Banking, will retire effective December 15, 2016.

BB&T Corporation also announced that it expects to provide further announcements related to succession planning later this year. These potential announcements do not relate to Kelly S. King, who will remain Chairman and Chief Executive Officer for the foreseeable future.

A copy of the press release announcing Mr. Brown's retirement is attached as Exhibit 99.1.

ITEM 9.01	Financial Statements and Exhibits
Exhibit No.	Description of Exhibit
99.1	Copy of press release announcing the retirement of Ricky K. Brown.

S I G N A T U R E

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BB&T CORPORATION
(Registrant)

By: /s/ Cynthia B. Powell

Cynthia B. Powell
Executive Vice President and Corporate Controller
(Principal Accounting Officer)

Date: May 26, 2016